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                                                                   Exhibit 10.10


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 31, 1998, by and between American Architectural Products Corporation, a Delaware corporation ("AAPC"), and Frank J. Amedia ("Amedia").

         The parties hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "AAPC" has the meaning ascribed to such term in the first paragraph of this Agreement.

         "Agent" means any Person authorized to act and who acts on behalf of Holder with respect to the transactions contemplated by this Agreement.

         "Common Stock" means the Common Stock of AAPC, par value $.001 per share.

         "Effectiveness Date" means the date upon which an offering of Registrable Securities of AAPC pursuant to this Agreement is declared effective by the SEC.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" has the meaning ascribed to such term in Section 2 hereof.

         "Indemnified Holder" has the meaning ascribed to such term in Section 7(a) hereof.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Other Shares" means shares of Common Stock, which shares have not been registered pursuant to the Securities Act, held by Other Stockholders.

         "Other Stockholders" means holders of Common Stock other than Amedia who have registration rights with respect to the Other Shares.

         "Person" means an individual, partnership, corporation, trust or unincorporated association, or a government agency or political subdivision thereof.

         "Piggyback Registration" has the meaning ascribed to such term in
Section 3 hereof.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities pursuant to a Registration Statement, and by all other
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amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Public Offering" means a public offering of equity securities by AAPC registered under the Securities Act.

         "Registrable Securities" means the shares of Common Stock owned by Amedia or by the Amedia Family Limited Partnership; provided that such Common Stock ceases to be Registrable Securities when such Common Stock is no longer a Transfer Restricted Security.

         "Registration Expenses" has the meaning ascribed to such term in
Section 6 hereof.

         "Registration Statement" means any registration statement of AAPC that covers any of the Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock outstanding.

         "Transfer Restricted Securities" means the Registrable Securities upon original issuance thereof, and at all times subsequent thereto until (i) such Registrable Securities have been effectively registered under Section 5 of the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such Registrable Securities have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force) of the Securities Act.

         "Thermetic Holders" means the holders of AAPC Common Stock who are parties to that certain Registration Rights Agreement, dated July 18, 1997, by and among AAPC, Richard L. Owens, Richard L. Owens, Jr., Dennis M. Owens, Raymond E. Kelly and Brian R. DeSollar.

         "Underwritten registration or underwritten offering" means a registration in which securities of AAPC are sold by or to an underwriter for offering or reoffering to the public.

2.       SECURITIES SUBJECT TO THIS AGREEMENT.

         (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b) Holders of Registrable Securities. A Person is deemed to be a "Holder" of Registrable Securities whenever such Person is the beneficial owner of Registrable Securities. AAPC is entitled to treat the record holder of Registrable Securities as beneficial owner of Registrable Securities unless otherwise notified by such holder.


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3.       PIGGYBACK REGISTRATION.

         (a) Right to Include Registrable Securities. If at any time AAPC proposes to register any of its equity securities (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 promulgated under the Securities Act is applicable or a transaction eligible to be registered on Form S-4 or any successor form) under the Securities Act, whether or not for its own account, and there are Transfer Restricted Securities outstanding which, at such time, cannot be sold under Rule 144(k) (or any similar provision then in force), then AAPC shall give written notice of such proposed filings to the Holders of such Transfer Restricted Securities at least 20 business days before the anticipated filing date. Such notice shall offer such Holders the opportunity to register such amount of Transfer Restricted Securities as each such Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 3(b) below, AAPC shall include in each such Piggyback Registration all Transfer Restricted Securities with respect to which AAPC has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable Holder. The Holder of Transfer Restricted Securities shall be permitted to withdraw all or any part of the Transfer Restricted Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

         (b) Priority on Piggyback Registration. AAPC shall use its reasonable efforts to cause the managing underwriter of a proposed underwritten offering to permit Holders of Transfer Restricted Securities requested to be included in the registration for such offering to include such Transfer Restricted Securities in such offering on the same terms and conditions as any other securities included therein. Notwithstanding the foregoing, if the managing underwriter of such offering advises that the number of securities such Holders, AAPC and any other persons or entities having registration rights intend to include in such offering would have a material adverse impact on the offering, then the amount of Transfer Restricted Securities and Other Shares to be offered for the account of Holders of Transfer Restricted Securities and sought to be registered by Other Shareholders shall be reduced pro rata to the extent necessary (subject to the rights of the Thermetic Holders and AAP Holdings, Inc.) to reduce the aggregate amount of Transfer Restricted Securities to the aggregate number recommended by the managing underwriter.

4. HOLD-BACK AGREEMENT. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriter in an underwritten offering, not to effect any public sale or distribution of securities of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the period of such duration as may be determined by AAPC and the managing underwriter, beginning on the closing date of each underwritten offering made pursuant to such Registration Statement.

5.       REGISTRATION PROCEDURES.

         In connection with AAPC's obligations to file Registration Statements pursuant to Section 3 hereof, AAPC will use its reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto AAPC will as expeditiously as reasonably possible:


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         (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by AAPC or by the Securities Act or rules and regulations thereunder necessary to keep the Registration Statement effective for a period sufficient to permit the distribution of the Registrable Securities as provided in such Registration Statement and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         (b) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing;

                  (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                  (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and

                  (iv) of the receipt by AAPC of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (c) if requested, furnish, without charge, to (i) counsel to the selling holders of Registrable Securities and each managing underwriter, at least one signed copy of the Registration Statement and (ii) each selling holder of Registrable Securities, at least one conformed copy of the Registration Statement, and, with respect to copies furnished pursuant to both clauses (i) and (ii) hereof, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (d) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

         (e) prior to any public offering of Registrable Securities, register or qualify or reasonably cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or


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advisable to enable the disposition in such jurisdictions of the Registrable
Securities covered by Registration Statement; provided that AAPC will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (f) reasonably cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

         (g) reasonably cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the registration of the Registrable Securities covered by the Registration Statement to be registered with, and the approval thereof by, such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; and

         (h) use its reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by AAPC are then listed, if requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any.

6. REGISTRATION EXPENSES. All expenses incident to AAPC's performance of or compliance with this Agreement, including without limitation:

         (a) all registration and filing fees (including with respect to filings required to be made with the NASD);

         (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of AAPC's counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or holders of a majority in principal amount of the Registrable Securities being sold may reasonably designate):

         (c) printing, messenger, telephone and delivery expenses;

         (d) fees and disbursements of counsel for AAPC, counsel for the underwriters and not more than one collective counsel for the selling holders of the Registrable Securities;

         (e) fees and disbursements of all independent certified public accountants of AAPC (including the expenses of any special audit necessary to satisfy the requirements of the Securities Act and any "cold comfort" letters required by or incident to such performance);

         (f) fees and disbursements of underwriters as reasonably approved by AAPC (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or


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legal expenses of such underwriter or any other Person other than AAPC, the underwriters and, subject to the limitation on the number of counsel set forth in subparagraph (d) above, for the selling holders of the Registerable Securities);

         (g) fees and expenses of other Persons retained by AAPC; and

         (h) filing fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD;

(all such expenses being herein called "Registration Expenses") will be borne by AAPC regardless of whether the Registration Statement becomes effective.

         AAPC will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or quotation system on which similar securities issued by AAPC are then listed, and the fees and expenses of any Person, including special experts, retained by AAPC.

7.       INDEMNIFICATION.

         (a) Indemnification by AAPC. AAPC agrees to indemnify, defend and hold harmless each holder of Registrable Securities, its officers, directors, employees and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to AAPC by such holder expressly for use therein; provided, however, that AAPC shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission in all material respects; and provided further, that AAPC shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of AAPC with copies of the Prospectus as so amended or


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supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which AAPC may otherwise have. AAPC will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from AAPC, such Indemnified Holder shall promptly notify AAPC in writing, and AAPC may assume the defense thereof with counsel mutually satisfactory to AAPC and the Indemnified Holder. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Holder and AAPC, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to AAPC (in which case, if such Indemnified Holder notifies AAPC in writing that it elects to employ separate counsel at the expense of AAPC, AAPC shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that AAPC shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). AAPC shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, AAPC agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. Any amounts advanced to an Indemnified Holder for expenses for which the Indemnified Holder is ultimately determined by a court of competent jurisdiction not to be entitled to indemnity shall be repaid immediately to AAPC.

         (b) Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities agrees to indemnify and hold harmless AAPC, its respective directors and officers and each Person, if any, who controls AAPC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any other Person ("Other Person") selling securities in a Registration Statement including Shares of such holder, and such Other Person's directors and officers, and each Person, if any, who controls such Other Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from AAPC to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. If any action or proceeding shall be brought against AAPC, any Other Person or their respective directors,


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officers, employees, agents or any controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given AAPC, and AAPC, the Other Person and their respective directors, officers, and controlling persons shall have the rights and duties given to each holder by the preceding paragraph. AAPC and the Other Persons shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

8.       RULES 144 AND 144A.

         AAPC covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and AAPC will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, AAPC will deliver to such holder a written statement as to whether it has complied with such information and requirements.

9.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.      MISCELLANEOUS.

         (a) No Other Agreements. AAPC will not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. As of the date hereof, AAPC is not a party to any other agreement pursuant to which a holder of Common Stock has been granted registration rights with respect thereto of the type granted pursuant to Section 3 of this Agreement, except its agreements with
(i) AAP Holdings, Inc., (ii) the Thermetic Holders, and (iii) Miller Capital Corporation.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless AAPC has obtained the written consent of holders of greater than 50% of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other


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holders of Registrable Securities may be given by the holders of greater than
50% of Registrable Securities being sold.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier or air courier guaranteeing overnight delivery:

                  (i) if to a holder of Registrable Securities, at the most current address given by such holder to AAPC in accordance with the provisions of this Section 10(c), which address initially is:

                           Frank J. Amedia
                           496 South Briarcliff Drive
                           Canfield, Ohio 44406
                           telecopy:  (330) ____-_____

                  (ii)     if to AAPC, initially to:

                           American Architectural Products Corporation
                           Attn:  Secretary
                           755 Boardman-Canfield Road
                           South Bridge Executive Center, Bldg. G West
                           Boardman, Ohio 44512
                           telecopy:  (330) 965-9915

         and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed: when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing law. This agreement shall be governed by and construed in accordance with the internal laws of the state of Ohio without regard to the conflict of law rules thereof.


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         (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by AAPC to Amedia. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                           AMERICAN ARCHITECTURAL PRODUCTS CORPORATION


                           By:  /s/ Richard L. Kovach
                               --------------------------------------------
                             Name:  Richard L. Kovach
                             Title:  Vice President and Chief Financial Officer


                           FRANK J. AMEDIA


                                /s/ Frank J. Amedia
                                -------------------------------------------



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